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                         CONTRACT ON TAKING OVER OF DEBT



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1.   CONTRACTING  PARTIES
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1.1. Original Debtor
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     Business name              :   EuroWeb International Corporation
     Seat and Registration:         registered  under the laws of the  State of
                                    Delaware,  having  its
                                    registered  office at c/o United  Corporate
                                    Services  Inc. 15 East
                                    North  Street  Dover,  19901  Delaware  USA,
                                    having  its  IRS  no:
                                    33696015,  with company's  headquarter at
                                    1138 Budapest,  Hungary,
                                    Vaci ut 141.
     Represented by             :   Csaba Toro, national of Hungary
                                    residing at 1022 Bimbo ut 94, Budapest.
                                    acting as CEO authorized to sign
                                    independently pursuant
                                    to extract from the Commercial Registry

                                    ( hereinafter referred to as the
                                    ,,Original Debtor" )

1.2. New Debtor

     Business name              :   DanubiaTel, a.s.
     Seat                       :   Borska 6
                                    841 04 Bratislava
     Company ID                 :   35 831 545
     Registered in              :   the Commercial Registry of the District
                                    Court of Bratislava I
                                    Division: Sa, Entry No.: 2922/B
     Represented by             :   Ing. Juraj Ondris,
                                    Chairman of the Board of Directors

                                    ( hereinafter referred to as the
                                     ,,New Debtor" )

1.3. According to the Section 531 et seq. of the Civil Code, the Original Debtor and the New Debtor enter into the following Contract on Taking Over of Debt.

2.       INTRODUCTORY PROVISIONS - DEFINITIONS

2.1. Contract means the present Contract on Taking Over of Debt, as well as all legal documents amending and updating it, and all legal documents included in the Contract, relating to the Contract in terms of the content or referred to in the Contract by the contracting parties.
2.2. Creditor for the purposes of this Contract means the company EuroWeb Slovakia, a.s., having its seat at Priemyselna1/A, 821 09 Bratislava, Company ID: 35 698 446, registered in the Commercial Registry of the District Court of Bratislava I, Division: Sa, Entry No. 1156/B
 2.3. Contract on Loan for the
     purposes of this Contract means the Contract on Loan made on April 01, 2005, by and between the Creditor and the Original Debtor, including all its annexes, amendments and supplements on the basis of which the Creditor provided the Original Debtor with the loan in the total amount of USD 930,000 and the Debtor is committed to repay the provided loan within the agreed period of time and also to pay the interest in the amount of 3 % p.a ( three percents per annum) within the agreed period of time, all under the terms specified in more detail in the respective contract. The copy of the Contract on Loan is hereto annexed as an Annex No.1 to the Contract.
 2.4.Accessories for the purposes of this Contract mean the interest, delay interest, fee for delay and other expenses relating to the corresponding debt.

3.   OTHER INTRODUCTORY PROVISIONS

3.1. The Original Debtor makes a binding representation that on the basis of the point 2, letter (D) of the Contract on Loan it is obliged to return to the Creditor latest up to April 08, 2007, the whole amount of the loan provided in the amount of USD 930,000 ( hereinafter referred to as the ,,Loan Principal" ) and also according to the point 5. of the Contract on Loan it is obliged to pay the amount corresponding to the agreed interest of 3 % p.a. (hereinafter referred to as the "Interest") in the annual instalments (the last one in the term above stated).
3.2. The debt of the Original Debtor, which represents according to the provisions of the Article 4. hereof the subject of taking-over by the New Debtor means the liability of the Original Debtor to return the Loan Principal to the Creditor together with the liability to pay the Interest arising according to the point 3.1. of the Contract from the appropriate provisions of the Contract on Loan (hereinafter referred to as the ,,Debt").

4.   SUBJECT OF THE CONTRACT

4.1. On the basis of this Contract, the New Debtor takes over the Debt stipulated in more detail in the point 3.2 of the Contract with all its Accessories and all the rights and obligations relating to it in full scope, while the Original Debtor undertakes to pay a reward stipulated in the provisions of the Article 5 of the Contract to it. 4.2. Taking-over of the Debt by the New Debtor according to the point 4.1. of the Contract shall come into effect between the contracting parties by the day of granting the consent by the Creditor to the Original or New Debtor.

5.   REWARD, PAYMENT TERMS

5.1. The contracting parties agreed that the Original Debtor is obliged to pay the reward in the amount of USD 930,000 (hereinafter referred to as the "Reward") to the New Debtor for taking over of Debt according to the point
     4.1 of this Contract. 5.2. The contracting parties agreed that the Original Debtor will pay the Reward to the New Debtor upon signing this Contract by both contracting parties.

6.   FINAL PROVISIONS

6.1. All liability relations between the contracting parties arising from the Contract shall be governed by the legal order of the Slovak Republic, mostly the appropriate provisions of the Civil Code, as well as other generally binding legal regulations. The parties will attempt to settle all and any disputes or differences arising out of or in connection with this Contract through negotiations. If the parties are unable to resolve the dispute through negotiations within thirty (30) days, it shall be settled exclusively by under the Rules of Arbitration of the International Chamber of Commerce by one or more arbitrators appointed in accordance with the said rules. The language of any arbitration proceedings shall be English. The venue of arbitration shall be Vienna.
6.2. The Original Debtor hereby declares that it has no such arrangements with the Creditor which would be in contradiction with the transfer of debt according to this Contract.
6.3. Unless the Contract stipulates otherwise, all the claims arising from the Contract must be enforced against the other party in writing via a registered letter or handed over in person. If sent via post, the day of registered letter delivery by the post office to the address stated in the heading of this Contract is deemed to be the day of the claim exercise and if the address of the contracting party is changed in the future then to the address of the contracting party stated at that time at the appropriate Commercial Registry. The effects of the delivery of written filings for the purposes of this Contract are also met if the recipient of the appropriate filing does not take it over within the determined time period or if it refuses to take it over without stating the reason.
6.4. The contracting parties agreed that the New Debtor may assign or transfer its financial claims from the Original Debtor arising from the provisions of this Contract (or their parts), mostly (but not limited to) the claim for the settlement of Reward in any manner to third parties only with the prior written consent of the Original Debtor.
6.5. The Contract comes into validity when signed by both contracting parties and it comes into effect according to the point 4.2. hereof.

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

6.6. The contracting parties confirm and agree not to provide to third parties and not to disclose the terms of the Contract and information relating to the deal established hereof which could harm their mutual relations, and/or interests of any of the contracting parties.
6.7. Any amendments and supplements to the Contract may only be made in the form of written annexes signed by both contracting parties.
6.8. The Contract is made in 4 (four) copies, each contracting party shall receive 2 (two) copies when signing the Contract.
6.9. The contracting parties have read the Contract, all its provisions are clear and understandable to them, they express their free and serious will free of any errors in witness whereof they attach their signatures to it.

For and in behalf of the Original Debtor     For and in behalf of the New Debtor





Signature: ............................  Signature: ............................

Name     :   Csaba Toro                        Name     : Ing. Juraj Ondris

Position :    CEO                              Position : Chairman of the Board
                                                          of Directors

Date     :   In Bratislava, April 15, 2005     Date     : In Bratislava,
                                                          April 15, 2005



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Signature:        ...........................................

Name     :        Sean Bourgeois

Position:         CEO

Date     :        In Bratislava, April 15, 2005